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Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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ADVENTURE ENERGY, INC.
(Name of Registrant as Specified in Its Charter)

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INFORMATION STATEMENT

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF ADVENTURE ENERGY, INC.

I am writing to inform you that the Board of Directors of Adventure Energy, Inc (the "Company"), and holders of a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on the matter set forth herein, have approved the following corporate actions by written consent in lieu of a meeting pursuant the Florida Business Corporation Act and the Company’s Bylaws to:

1.  Adoption of  the Company’s 2009 Flexible Stock Plan (the “Plan”);

2. Amendment of the Company’s Articles of Incorporation to increase the Company’s authorized common stock to 200,000,000;

3. Amendment of the Company’s Articles of Incorporation to authorized, 3,000,000 shares of preferred stock to be designated as Series A Preferred Stock and 300,000 shares of preferred stock to be designated as Series B Preferred Stock with each series to have the designations, powers, preferences and relative and other special rights as set forth in the Amended and Restated Articles attached hereto in Appendix B;

4.  Deletion of Article 5 and Article 6 in their entirety, as these Articles are not required in the Articles of Incorporation and are subject to change.

 Each of the above listed items 2, 3 and 4 shall be referred to herein as the “Amendments”.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

This Information Statement, which describes the above corporate actions in more detail, is being furnished to stockholders of the Company for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations prescribed there under. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until at least twenty (20) calendar days after the mailing of this Information Statement to the stockholders of the Company. The Company will file a Certificate of Amendment to its Articles of Incorporation with the Florida Secretary of State to effect the amendment to the Company’s Articles of Incorporation.

November ___, 2009	By Order of the Board of Directors

/s/ Wayne Anderson
President

GENERAL INFORMATION

This Information Statement is first being mailed on or about November___, 2009, to the holders of record of the outstanding common stock, $.001 par value per share (the “Common Stock”) of Adventure Energy, Inc., a Florida corporation (the “Company”), as of the close of business on October 5, 2009 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement relates to a written consent in lieu of a meeting, dated October 5, 2009, (the “Written Consent”) of shareholders of the Company owning at least a majority of the outstanding shares of Common Stock as of the Record Date (the “Majority Shareholders”).  Except as otherwise indicated by the context, references in this information statement to “Company,” “we,” “us,” or “our” are references to Adventure Energy, Inc.

This Information Statement is being first mailed on or about November ____, 2009, to shareholders of the Company by the board of directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Shareholders.

Only one copy of this Information Statement is being delivered to two or more shareholders who share an address unless we have received contrary instruction from one or more of such shareholders.  We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY SHAREHOLDERS.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Florida Business Corporation Act and the Company’s Bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Plan and the Amendments require the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock.  Each shareholder is entitled to one vote per share of Common Stock on any matter which may properly come before the shareholders.

On the Record Date, the Company had 21,585,910 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On October 5, 2009, our board of directors (the “Board of Directors”) unanimously adopted resolutions approving the Plan and recommended that our shareholders approve the Plan as set forth in Appendix A.  On September 4, 2009, the Board of Directors unanimously adopted resolutions approving the Amendments to the Company’s Articles of Incorporation as set forth in Appendix B.  In connection with the adoption of these resolutions, the Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

Our Board of Directors believes that the Plan will help us to attract and retain the best available personnel for positions of substantial responsibility, provide additional incentive to our employees, directors and consultants, and promote the success of our business.  Our Board of Directors believes that the Amendments will provide us with a sufficient number of shares to offer under the Plan.

CONSENTING STOCKHOLDERS

On October  5, 2009, the Majority Shareholders being the record holders of 11,598,377 shares of our Common Stock, constituting more than 51% of our issued and outstanding shares of Common Stock approved in writing the Plan and the Amendments.

Accordingly, the Company has obtained all necessary approvals in connection with the adoption of the Plan and the Amendments.  The Company is not seeking written consent from any other shareholders, and the other shareholders will not be given an opportunity to vote with respect to the actions described in this Information Statement.  All necessary corporate approvals have been obtained.  This Information Statement is furnished solely for the purposes of advising shareholders of the action taken by written consent and giving shareholders notice of such actions taken as required by the Exchange Act.

The Plan and the Amendments will be effective, when permissible following the expiration of the 10 day period mandated by the Florida Business Corporation Act and the 20 day period mandated by Rule 14C, (the “Effective Date”).

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital currently consists of 50,000 shares of Common Stock.  Each share of Common Stock entitles its record holder to one (1) vote per share.  Holders of the Company’s Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

At the close of business on the Record Date, the Company had 21,585,910 shares of Common Stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
 ,
The following table sets forth information regarding beneficial ownership of our common stock as of October 28, 2009 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of Adventure Energy, Inc. 336th Street South, St. Petersburg, Florida 33701.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock
Wayne Anderson (2)(3)	3,502,412	16.22%
Jim Anderson	4,145,501	19.20%
Around the Clock Partners, LP (2)	1,800,481	8.34%
Around the Clock Trading & Capital Management, LLC	1,179,700	5.46%
SLMI Holdings, LLC	1,500,000	6.94%
Tangiers Investors, LP(4)	1,696,833	7.86%
Atlas Capital Partners, LLC(5)	1,209,628	5.60%
Officers and Directors as a Group (2 persons)	7,647,913	35.42. %

 (1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of October 28, 2009 are deemed outstanding for computing percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any person. Percentages are based on a total of shares of common stock outstanding on October 28, 2009, and the shares issuable upon exercise of options, warrants exercisable, and debt convertible on or within 60 days of October 28, 2009, 2009. The number of shares of the Company’s common stock outstanding as of October 28, 2009 was 21,585,910.

(2) Wayne Anderson and Jim Anderson are limited partners in Around the Clock Partners, LP.

(3) The shares included in Mr. Anderson’s beneficial ownership include 657,068 shares held by Mr. Anderson’s children, for which Mr. Anderson is the custodian.

 (4)  Tangiers is the investor under the Securities Purchase Agreement. All investment decisions of, and control of, Tangiers are held by Robert Papiri and Michael Sobeck, its managing partners. Tangiers Capital, LLC, makes the investment decisions on behalf of and controls Tangiers.

(5)  Atlas is the holder of a secured convertible debenture issued to the Company. All investment decisions of and control of Atlas are held by Christopher Davies its principal.

Changes in Control

We do not currently have any arrangements which if consummated may result in a change of control of our Company.

MANAGEMENT

Directors and Executive Officers

     Our directors and executive officers will manage our business. The following table sets forth the names and ages of the members of our Board of Directors and our executive officers and the positions held by each, as of December 31, 2008. The board of directors elects our executive officers annually. A majority vote of the directors who are in office is required to fill vacancies. Each director will serve until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

Name	Age	Position
Wayne Anderson	43	President and Director

Jim Anderson	69	Vice-President and Director

     Wayne Anderson. Wayne Anderson has served as the President and Chairman of the Board of Adventure Energy since the incorporation of the company in March 2008. Prior to founding Adventure Energy, Wayne Anderson acted as the Managing Member and a founding partner of Around the Clock Trading & Capital Management, LLC, an investment management company, and the General Partner of Around the Clock Partners, LP from January 2000 through 2008. Through the fund Around the Clock Partners, LP, Mr. Anderson has made significant key investments within the natural resources sector. Mr. Anderson has been a vital source in negotiating and executing financing transactions for several small to mid sized companies. From June 1997 through December 1999, Mr. Anderson was a proprietary equities trader. Mr. Anderson practiced as a Podiatric physician from May 1993 through June 1997. Mr. Anderson studied biology at the University of Georgia from 1984 to 1987 and then attended the Temple University School of Podiatric Medicine (formerly the Pennsylvania College of Podiatric Medicine) where he received a doctorate of podiatric medicine (DPM) in 1991.

     Jim Anderson. Jim Anderson is the acting Vice President and serves as a Director of Adventure Energy. Jim Anderson has been involved in commercial and residential real estate for more than 35 years. He brings a diversified business background in mergers and acquisitions, site selection, project planning and business strategy. From June 1991 through March of 2008, Mr. Anderson served as the President of National Hotel Investment. He was responsible for negotiating and acquiring properties in the hospitality industry. Prior to Mr. Anderson’s commercial and residential real estate career, he worked at Ashland Oil for 12 years. While at Ashland Oil, he was in charge of leaseholds, land acquisitions, and site selection. Mr. Anderson attended Middle Georgia College for two quarters before leaving to serve in the US Army.

Family Relationships

Wayne Anderson is the son of Jim Anderson.

EXECUTIVE COMPENSATION

Executive Compensation

     Our executive officers have not received any compensation since the date of our incorporation, and we did not accrue any compensation.

Equity Compensation, Pension or Retirement Plans

     No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

Directors’ Compensation

     The Company’s directors currently serve without cash compensation. Directors receive 5,000 shares of common stock for their services per quarter.

APPROVAL OF THE COMPANY’S 2009 FLEXIBLE STOCK PLAN

On October 5 2009, our Board of Directors approved the Plan, subject to the receipt of shareholder approval. A majority of our shareholders approved the Plan on October 5, 2009.  The following is a summary of the material provisions of the Plan. The full text of the Plan is attached as Appendix A.  Capitalized terms in this summary that are not defined have the meaning as provided in the Plan.

Summary Description of the Plan

Purpose. The Company has established the Plan to attract, retain, motivate and reward Employees and other individuals, to encourage ownership of the Company's Common Stock by Employees and other individuals, and to promote and further the best interests of the Company.

Participant.  A person who is granted a Benefit under the Plan.  Benefits may be granted only to consultants, Employees, employees and owners of entities which are not Subsidiaries but which have a direct or indirect ownership interest in an Employer or in which an Employer has a direct or indirect ownership interest, persons who, and employees and owners of entities which, are customers and suppliers of an Employer, persons who, and employees and owners of entities which, render services to an Employer, and persons who, and employees and owners of entities, which have ownership or business affiliations with any persons or entity previously described.
.
Administration. The Plan shall be administered by the Board of Directors of the Company, the Stock Option Committee of the Board or another committee of the Board, all as shall be determined by the Board. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

Term.  The Plan shall commence as of the Effective Date, and, subject to the terms of the Plan, including those limiting the period over which Benefits may be granted, shall continue in full force and effect until terminated.

Number of Shares.  The number of Shares which may be issued or sold or for which Options or Performance Shares may be granted under the Plan is fixed at 30,000,000 Shares.  At this date there are no shares issued and outstanding under this 2009 Flexible Stock Plan. Such Shares may be authorized but unissued Shares, or Shares held in the treasury, or both.

Reusage.  If an Option expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan, to the fullest extent permitted under applicable law.

Adjustments.  If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, grants of Restricted Stock and Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

Deferral.  The right to receive any Benefit under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

Committee's Right.  Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement, or in the grant of the benefit, or with the consent of the Participant to whom such Benefit was granted.

Withholding.  The Company, at the time any distribution is made under the Plan, whether in cash or in Shares, may at its discretion withhold from such distribution any amount necessary to satisfy federal, state and local  income tax withholding requirements with respect to such distribution. Such withholding shall be in cash or, in the Committee's sole discretion, Shares.

Purchase for Investment.  The Committee may require each person purchasing Shares pursuant to an Option, or receiving shares under an award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale.  The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.  All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

Grant Evidenced by Agreement.  The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit or may be evidenced by adoption of a Board Resolution.  The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee.  Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan and the Agreement shall be subject to all of the terms of the Plan.

Governing Law.  This Plan shall be construed and administered in accordance with the laws of the State of Florida.

APPROVAL OF THE AMENDMENTS

On October 5, 2009 our Board of Directors adopted resolutions, subject to shareholder approval, to amend the Company’s Articles of Incorporation.  The majority of our shareholders have approved the Amendments evidenced by the Amended and Restated Articles of Incorporation and the corresponding changes contained therein. The form of the Amended and Restated Articles of Incorporation are attached hereto as Appendix B.  The changes contained in the Amended and Restated Articles are described below.

PURPOSE OF INCREASE OF COMMON STOCK.

The Board of Directors has determined that it is in the best interest of the shareholders of the Company to increase the authorized common stock of the Company to a total of 200,000,000 shares.  The Board believes this will enable the Company to offer shares of common stock under the Company’s 2009 Flexible Stock Plan. The ability to offer shares of the Company’s common stock under the 2009 Flexible Stock Plan will enable the Company to attract, retain, motivate and reward employees and other individuals, to encourage ownership of the Company's common stock by employees and other individuals, and will promote and further the best interests of the Company’s hiring and retention.

PURPOSE OF THE DESIGNATION OF TWO SERIES OF PREFERRED STOCK

On September 4, 2009, Company entered into a Lender Acquisition Agreement (the “Agreement”) with SLMI Holdings LLC (“Holdings”) and SLMI Options, LLC (“Options”). Pursuant to the Agreement, the Company acquired all of the outstanding ownership units (the “Ownership Units”) of Options from Holdings. The purchase price of the Ownership Units is as follows: (A) a promissory note in the principal amount of $1,000,000 secured by an interest in the Company’s tangible and intangible assets; and (B) 1,500,000 shares of the Company’s common stock. In addition, pursuant to the terms of the Agreement, the Company agreed to issue to Holdings 1,000,000 shares of Series A Preferred Stock of the Company, which shares shall be convertible into 10,000,000 shares of common stock upon the occurrence of an event of default under the Agreement. The Holders of the Series A Preferred shall have the right to one vote for each one share of Series A Preferred stock owned. The Agreement provides that in the event of a default, the Holders of the Series A Preferred Stock shall have the right to appoint 3 additional members to the Company’s Board of Directors. In addition, the holders of the Series A Preferred Stock shall have the right to appoint an observer to the Company’s Board of Directors who will act as tie breaking vote upon the occurrence of an event of default and the subsequent increase in the size of the Board to six members.  The Company also agreed to issue 300,000 shares of Series B Preferred Stock to Holdings in consideration for the issuance of a promissory note in the principal amount of $300,000 which is due on the fifth anniversary of the Agreement and which is secured by the Series B Preferred Stock. The Series B Preferred Stock is convertible into 3,000,000 shares of common stock of the Company.

Pursuant to the terms of the Agreement, the Company was required to amend its Articles of Incorporation to provide for the Series A and Series B Preferred Stock that was issued under the Agreement. The Board believes it is the Company’s best interest to maintain both the Series A and Series B Preferred Stock as designated in the Agreement. The majority shareholders have approved such action.

PURPOSE OF THE DELETION OF THE NAMED EXECUTIVE OFFICERS AND THE NAMED DIRECTORS IN THE ARTICLES

Article 5 and Article 6 of the Company’s Articles of Incorporation have been deleted for the purpose of corporate housekeeping.  Article 5 and Article 6 listed the names of those persons who currently serve as the Company’s officers and directors.  The Company’s Board of Directors believed it was necessary to remove the list of names of the Company’s current officers and directors from these Articles as they are not a requirement of Florida law to remain in the Articles of Incorporation and so that each time the Company has a new officer or director join the Company, the Company does not need to amend its Articles of Incorporation to address this change.

AMENDMENTS

(a) Increase in Authorized Common Stock.

The Company’s authorized common stock previously consisted of 50,000,000 shares of common stock, par value $.001 per share.  The total authorized common stock as of the date of the approval by the majority shareholders consists of 200,000,000 shares of common stock, par value $.001 per share.  Accordingly, the Board of Directors will have additional shares of common stock available for issuance in the future.  This will provide management with increased shares to offer under the Company’s 2009Flexible Stock Plan and the flexibility in taking prompt advantage of future potential acquisition and equity financing transactions without the expense and delay of calling meetings of the stockholders to authorize increases in authorized capital.

The additional shares of common stock authorized under the Company’s Amended and Restated Articles of Incorporation will be identical to the shares of common stock now authorized under the Company’s previous Articles of Incorporation.  Holders of common stock are not entitled under the Company’s Articles of Incorporation, and are not entitled under the Company’s Amended and Restated Articles of Incorporation, to preemptive rights to subscribe for additional securities that may be issued by the Company in the future.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of common stock and may adversely affect the market price of the Common Stock.

(b) Authorization of Series A and Series B Preferred Stock.

The Series A and Series B stock have been authorized for the reasons stated above. The Series A and Series B Stock have been summarized below. For a detailed description of the rights and preferences afforded the Series A and Series B Preferred Stock, please see Appendix C attached hereto.

Summary of Series A Preferred Stock

1) Designations and Amounts. The Board of Directors of the Company, pursuant to authority granted in the Articles of Incorporation, hereby creates a series of preferred stock designated as Series A Preferred Stock (the “Series A Preferred Stock”) with a stated value of $0.001 per share. The number of authorized shares constituting the Series A Preferred Stock shall be Three Million (3,000,000) shares.

2) Dividends. The holders of Series A Preferred Stock shall not be entitled to receive dividends, payable via cash or stock.  Further, no dividends may be paid on common stock or any other Series of Preferred stock while Series A Preferred Shares are outstanding.

3) Voting. Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Company and shall have such number of votes equal to the number of shares of Series A Preferred Stock held by such holders’ on a one vote per one share basis.

4) Conversion Rate. Upon the filing of an amendment to the Company’s Articles of Incorporation, which, once effective, makes available a sufficient number of authorized but unissued and unreserved shares of common stock to permit all then outstanding shares of Series A Preferred Stock to be so converted upon default, then, the holder of any shares of the Series A Preferred Stock shall convert upon default of the Company any such shares into fully paid and non-assessable shares of common stock at the rate of 7.8 shares of common stock for each share.

5) Transfer Taxes. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of common stock upon conversion.

6)  Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be distributed among the holders of the shares of Series A Preferred Stock and common stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Company.

7)  Seniority. The Series A Preferred Stock shall be senior to any additional Series of Preferred Stock issued by the Company

Summary of Series B Preferred Stock

1) Designations and Amounts. The Board of Directors of the Company, pursuant to authority granted in the Articles of Incorporation, hereby creates a series of preferred stock designated as Series B Preferred Stock (the “Series B Preferred Stock”) with a stated value of $0.001 per share. The number of authorized shares constituting the Series B Preferred Stock shall be Three Hundred Thousand (300,000) shares.

2) Dividends. The holders of Series B Preferred Stock shall not be entitled to receive dividends, payable via cash or stock.

3) Voting. Except as otherwise required by law or expressly provided herein, the holders of shares of Series B Preferred Stock shall not be entitled to vote on any matters submitted to a vote of the stockholders of the Company.

4) Conversion Rate. Upon the filing of an amendment to the Company’s Articles of Incorporation, which, once effective, makes available a sufficient number of authorized but unissued and unreserved shares of common stock to permit all then outstanding shares of Series B Preferred Stock to be so converted, then, the holder of any shares of the Series B Preferred Stock shall convert any such shares into fully paid and non-assessable shares of common stock at the rate of 10.0 shares of common stock for each share of Series B Preferred Stock.

5) Transfer Taxes. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of common stock upon conversion of any shares of Series B Preferred Stock.

6)  Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be distributed among the holders of the shares of Series A Preferred Stock, Series B Preferred Stock, and common stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Company.

7) Seniority. The Series B Preferred Stock shall be senior to any additional newly issued Series of Preferred Stock except that of Series A which shall be senior to all Preferred Series.

 (c)               Deletion of Names of Officers and  Directors. The following are the Articles that have been deleted from the previous Articles of Incorporation and do not appear in the Amended and Restated Articles of Incorporation as for the reasons discussed above.

ARTICLE 5 – OFFICERS

The officers of the Corporation shall be:

President: Wayne Anderson

Vice President: Jim Anderson

Secretary: Wayne Anderson

Treasurer: Wayne Anderson

whose mailing addresses shall be the same as the principal office of the corporation.

ARTICLE 6 – DIRECTOR(S)

The Director(s) of the Corporation shall be:
Jim Anderson
Wayne Anderson
whose mailing addresses shall be the same as the principal office of the Corporation.

DISSENTER’S RIGHTS

Under Florida law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the adoption of the Plan and the amendment of our Articles of Incorporation.

ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

APPENDICES

The following documents are appended to this information statement:

Appendix A	Adventure Energy, Inc. 2009 Flexible Stock Plan

Appendix B	Amended and Restated Articles, Series A Preferred, Series B Preferred

APPENDIX A

ADVENTURE ENERGY, INC. 2009

 FLEXIBLE STOCK PLAN

ARTICLE I

NAME AND PURPOSE

1.1       Name.  The name of the Plan is the "Adventure Energy, Inc. 2009 Flexible Stock Plan."

1.2       Purpose.  The Company has established the Plan to attract, retain, motivate and reward Employees and other individuals, to encourage ownership of the company's Common Stock by Employees and other individuals, and to promote and further the best interests of the Company.

ARTICLE II

DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

2.1       General Definitions. The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

Agreement:  The document which evidences the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

Benefit:  Any benefit granted to a Participant under the Plan.

Board:  The Board of Directors of the Company.

Company:  Adventure Energy, Inc., a Florida Corporation

Committee:  The Committee described in Section 5.1, or in the event that the Board of Directors does not appoint a Committee, then the Board of Directors.

Common Stock:  The Company's Common Stock, $0.001 par value.

Effective Date:  The date that the Plan is adopted by the Board of Directors and approved by a majority of the Company’s shareholders.

Employee:  Any person employed by the Employer.

Employer:  The Company and all Subsidiaries.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Fair Market Value:  The last reported sale price, regular way, of the Shares on any day or, in case no such reported sale takes place on such day, the average of the reported closing  bid and asked prices, regular way, in either case on the principal national securities exchange on which the Shares are listed or if the Shares are not listed on a national securities exchange and are listed on the NASDAQ Stock Market, the sale price determined in the same fashion or, if the  Shares are not so listed on any of the foregoing, the average of the bid and asked prices on such day as furnished by dealers in the Shares in the over-the-counter market. All calculations of the current market price shall be made to the nearest cent.

Option:  An option to purchase Shares granted under the Plan.

Other Stock Based Award:  An award under the Plan that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

Participant:  A person who is granted a Benefit under the Plan.  Benefits may be granted only to consultants, Employees, employees and owners of entities which are not Subsidiaries but which have a direct or indirect ownership interest in an Employer or in which an Employer has a direct or indirect ownership interest, persons who, and employees and owners of entities which, are customers and suppliers of an Employer, persons who, and employees and owners of entities which, render services to an Employer, and persons who, and employees and owners of entities, which have ownership or business affiliations with any persons or entity previously described.

Performance Share:  A Share awarded to a Participant under ARTICLE XIV of the Plan.

Plan:  The Adventure Energy, Inc. 2009 Flexible Stock Plan, and all amendments and supplements to it.

Restricted Stock:  Shares issued under ARTICLE XIII of the Plan.

Share:  A share of Common Stock.

Subsidiary:  Any corporation in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.2       Other Definitions.  In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

2.3       Conflicts in Plan.  In the case of any conflict in the terms of the Plan relating to a Benefit, the provisions in the ARTICLE of the Plan which specifically permits the grant of such Benefit shall control those in a different ARTICLE.

ARTICLE III

COMMON STOCK

3.1       Number of Shares.  The number of Shares which may be issued or sold or for which Options or Performance Shares may be granted under the Plan is fixed at 30,000,000 Shares.  At this date there are no shares issued and outstanding under this 2009 Flexible Stock Plan. Such Shares may be authorized but unissued Shares, or Shares held in the treasury, or both.

3.2       Reusage.  If an Option expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan, to the fullest extent permitted under applicable law.

3.3       Adjustments.  If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, grants of Restricted Stock and Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

ARTICLE IV

ELIGIBILITY

4.1       Determined By Committee.  The Participants and the Benefits they receive under the Plan shall be determined solely by the Committee, or in the event the Board of Directors does not appoint a Committee, then by the Board of Directors  hereinafter the Committee or the Board, if there is no Committee appointed, is referred to as the “Committee).  In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services.

ARTICLE V

ADMINISTRATION

5.1       Committee.

A.     The Plan shall be administered by the Board of Directors of the Company, the Stock Option Committee of the Board or another committee of the Board, all as shall be determined by the Board.

B.     If the Board appoints a Committee, the Committee shall be comprised of not less than two persons, and each member of the Committee shall be a member of the Board who during the one year period prior to service on the Committee was, and during such service is, an “outside director,” as such term is utilized in Section 162(m) of the Internal Revenue Code, and a “non-employee director,” as such term is defined and utilized in Rule 16b-3 of the Exchange Act. Subject to the foregoing, the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee, at the sole discretion of the Board of Directors.

C.     The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

5.2       Powers.

A.     The Board or the Committee, if so determined by the Board, shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to grant eligible persons Benefits under the Plan, to determine the restrictions, terms and conditions (which need not be identical) of all Benefits so granted, to interpret the provisions of the Plan and any Agreements relating to Benefits granted under the Plan, and to supervise the administration of the Plan.

B.     The Board or the Committee, if the Board shall so determine, shall have sole authority in the selection of directors, officers and employees of the Company or a Subsidiary, and any consultant, advisor or independent contractor to the Company or a Subsidiary, to whom Awards may be granted under the Plan and in the determination of the timing, pricing, terms, conditions, restrictions and amount of any such Award, subject only to the express provisions of the Plan.

C.     Without limiting the generality of the above Sections, the Board or the Committee shall have the authority to condition any Award, in whole or in part, on performance or other criteria established by the Board or the Committee at the time of grant. In making determinations hereunder, the Board or the Committee may take into account the nature of the services rendered by the respective directors, officers, employees, consultants, advisors or independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Board or the Committee in its discretion deems relevant, and may consult with, and give such consideration to the recommendations of, management of the Company as the Board or Committee deems desirable.

5.3       Interpretation.  The Board or the Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Board or the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons. No member of the Board or the Committee shall be liable for any action or determination made or taken by him or the Board or the Committee in good faith with respect to the Plan.

ARTICLE VI

AMENDMENT

6.1       Power of Board.  Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

ARTICLE VII

TERM AND TERMINATION

7.1       Term.  The Plan shall commence as of the Effective Date, and, subject to the terms of the Plan, including those limiting the period over which Benefits may be granted, shall continue in full force and effect until terminated.

7.2       Termination.  The Plan may be terminated at any time by the Board.

ARTICLE VIII

MODIFICATION OR TERMINATION OF BENEFITS

8.1       General.  Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

8.2       Committee's Right.  Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement, or in the grant of the benefit, or with the consent of the Participant to whom such Benefit was granted.

ARTICLE IX

AGREEMENTS AND CERTAIN BENEFITS

9.1       Grant Evidenced by Agreement.  The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit or may be evidenced by adoption of a Board Resolution.  The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee.  Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan and theAgreement shall be subject to all of the terms of the Plan.

9.2       Provisions of Agreement.  Any Agreement shall contain such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not be limited to, the following with respect to any Benefit:  description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit or replaced; and the restrictions on any Shares purchased or granted under the Plan.

9.3       Certain Benefits.  Any Benefit granted to an individual who is subject to Section 16 of the Exchange Act shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by him, his guardian or his legal representative.

ARTICLE X

REPLACEMENT AND TANDEM AWARDS

10.1     Replacement.  The Committee may permit a Participant to elect to surrender a Benefit in exchange for a new Benefit.

10.2     Tandem Awards.  Awards may be granted by the Committee in tandem.

ARTICLE XI

PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

11.1     Payment.  Upon the exercise of an Option or in the case of any other Benefit that requires a payment to the Company, the amount due the Company is to be paid:

A.     in cash;

B.     by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

C.     by credit by the receipt for a Retainer due and payable under a contract executed by the Company;

D.     in other property, rights and credits, including the Participant's promissory

E.      note; or

F.      by any combination of the payment methods specified in (a), (b) and (c) above.

Notwithstanding the foregoing, any method of payment other than (a) may be used only with the consent of the Committee (or if and to the extent so provided in an Agreement).  The proceeds of the Sale of Common Stock purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

11.2     Dividend Equivalents.  Grants of Benefits in Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

11.3     Deferral.  The right to receive any Benefit under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

11.4     Withholding.  The Company, at the time any distribution is made under the Plan, whether in cash or in Shares, may at its discretion withhold from such distribution any amount necessary to satisfy federal, state and local  income tax withholding requirements with respect to such distribution. Such withholding shall be in cash or, in the Committee's sole discretion, Shares.

ARTICLE XII

OPTIONS

12.1     Determination by Committee.  The terms of all Options shall be determined by the Committee.

ARTICLE XIII

RESTRICTED STOCK

13.1     Description.  The Committee may grant Benefits in Shares available under ARTICLE III of the Plan as Restricted Stock.  Shares of Restricted Stock shall be issued and delivered at the time of the grant.  Each certificate representing Shares of Restricted Stock shall bear a restrictive legend stating that such Shares are nontransferable until all restrictions have been satisfied (and such other legend as may be required in connection with any Agreement relating to the issuance under the Plan).  The grantee shall be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

13.2     Non-Transferability.  Shares of Restricted Stock shall not be transferable until after the removal of the legend with respect to such Shares.

ARTICLE XIV

PERFORMANCE SHARES

14.1     Description.  Performance Shares are the right of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms of such grant.  Generally, such right shall be based upon the attainment of targeted profit and/or   performance objectives.

14.2     Grant.  The Committee may grant an award of Performance Shares.  The number of Performance Shares and the terms and conditions of the grant shall be set forth in an applicable Agreement.

ARTICLE XV

FORM S-8 REGISTERED STOCK

15.1     Description.  The Committee may grant Benefits in the form of the issuance of Shares available under ARTICLE III of the Plan, to be issued after filing and effectiveness of an S-8 Registration Statement filed under the Securities Act of 1933 registering such shares, either specifically or as part of a Plan wide registration of shares.  The issuance of all such shares shall be in accord with the rules and regulations associated with the use of an S-8 Registration Statement adopted by the Securities and Exchange Commission as amended, and the terms set forth in the S-8 Registration as filed.

ARTICLE XVI

OTHER STOCK BASED AWARDS AND OTHER BENEFITS

16.1     Other Stock Based Awards.  The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

16.2     Other Benefits.  The Committee shall have the right to provide types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the  purposes for which the Plan was established.

ARTICLE XVII

MISCELLANEOUS PROVISIONS

17.1     Underscored References.  The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

17.2     Number and Gender.  The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

17.3     Governing Law.  This Plan shall be construed and administered in accordance with the laws of the State of <?xml:namespace prefix = st1 ns = "urn:schemas-microsoft-com:office:smarttags" />Florida.

17.4     Purchase for Investment.  The Committee may require each person purchasing Shares pursuant to an Option,  or receiving shares under an award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale.  The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.  All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

17.5     No Employment Contract.  The adoption of the Plan shall not confer upon any Employee any right to continued employment nor shall it interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

17.6     No Effect on Other Benefits.  The receipt of Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

APPENDIX B
ARTICLES OF INCORPORATION

OF

ADVENTURE ENERGY INC.

     The undersigned subscriber to these Articles of Incorporation is a natural person competent to contract and hereby form a Corporation for profit under Chapter 607 of the Florida Statues.

ARTICLE  1 – NAME

     The name of the Corporation is ADVENTURE ENERGY INC., (hereinafter, “Corporation”).

ARTICLE  2 – PURPOSE OF CORPORATION

     The purpose for which the corporation is organized as:

            A.  To purchase, or in any way acquire for investment or for sale or otherwise, lands, contracts for the purchase or sale of lands, buildings, improvements, and any real property of any kind or any interest therein, and as the consideration for the same to pay cash or to issue the capital stock, debenture bonds, mortgage bonds, or other obligations of the corporation, and to sell, convey, lease, mortgage, deed of trust, turn to account, otherwise deal with all or any part of the property of the corporation to make and obtain loans upon real estate, improve or unimproved, and upon personal property, giving or taking evidences of indebtedness and securing the payment thereof by mortgage, trust deed, pledge or otherwise, and to enter into contracts to buy or sell any property, real or personal, to buy and sell mortgages, trust deeds, contracts, and evidences, of indebtedness, paying for the same in cash, stock or bonds, of this corporation and to draw, make, accept endorse, discount, execute, and issue promissory notes, bills of exchange, warrants, instruments, or obligations of the corporation, from time to time, for any of the objects or purposes of the corporation without restriction or limit as to amount.

            B.  To engage in any lawful business; to do all and everything necessary, suitable, or proper for the accomplishment of any of the purposes, attainment of any of the objectives, or the exercise of any of the powers herein set forth, either alone of in conjunction with other corporation, firms or individuals, and either as principals or agents, and to do every other act or acts, thing or things incidental or pertinent to or growing out of or connected with the above mentioned objectives, purpose, or powers.

            C.  In general to have and to exercise any and all powers that corporations have and may have under the laws of the State of Florida, and as the same may be amended, for any lawful purpose.

ARTICLE  3 – PRINCIPAL OFFICE

    The address of the principal office of this Corporation is:

                                     33 6th Street South, Suite 600
                                     Saint Petersburg, Florida 33701
                                     and the mailing address is the same.

ARTICLE  4 – INCORPORATOR

    The name and street address of the incorporator of this Corporation is:

                                     Elsie Sanchez
                                     1840 Southwest 22nd Street, 4th Floor
                                     Miami, Florida 33145

ARTICLE  5 – CORPORATE CAPITALIZATION

5.1   The Corporation is authorized to issue two classes of stock.  One class of stock shall be common stock, par value $0.001, of which the Corporation shall have the authority to issue 200,000,000 shares.  The second class of stock shall be preferred stock, par value $0.001, of which the Corporation shall have the authority to issue 5,000,000 shares. The Board of Director(s) of the Corporation may authorize the issuance from time to time of shares of its stock of any class, whether now or hererafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Director(s) may deem advisable, subject to such restrictions or limitation, if any, as may be set forth in the bylaws of the Corporation.

Of the 5,000,000 shares of preferred stock authorized, 3,000,000 shall be designated as Series A Preferred Stock and 300,000 shall be designated as Series B Preferred Stock which series shall have the designations, powers, preferences and relative and other special rights and the following qualifications, limitations and restrictions set forth below:
           Series A Preferred Stock:
1) Designations and Amounts. The Board of Directors of the Company, pursuant to authority granted in the Articles of Incorporation, hereby creates a series of preferred stock designated as Series A Preferred Stock (the “Series A Preferred Stock”) with a stated value of $0.001 per share. The number of authorized shares constituting the Series A Preferred Stock shall be Three Million (3,000,000) shares.

2) Dividends. The holders of Series A Preferred Stock shall not be entitled to receive dividends, payable via cash or stock.  Further, no dividends may be paid on common stock or any other Series of Preferred stock while Series A Preferred Shares are outstanding.

3) Voting. Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Company and shall have such number of votes equal to the number of shares of Series A Preferred Stock held by such holders’ on a one vote per one share basis pursuant to the provisions hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken. Except as otherwise required by law or expressly provided herein, the holders of shares of Series A Preferred Stock and common stock shall vote together as a single class, and not as separate classes.
4) Conversion.
a) Conversion Rate. Upon the filing of an amendment to the Company’s Articles of Incorporation, which, once effective, makes available a sufficient number of authorized but unissued and unreserved shares of common stock to permit all then outstanding shares of Series A Preferred Stock to be so converted upon default, then, the holder of any shares of the Series A Preferred Stock shall convert upon default of the Company any such shares into fully paid and non-assessable shares of common stock at the rate of 7.8 shares of common stock for each share of Series A Preferred Stock (“Conversion Rate”) subject to adjustment in accordance with Section 4(e). The holder of any Series A Preferred Stock shall be entitled to convert only if the Company has failed to satisfy all financial obligations by the designated time inclusive of the cure period.
b) Method of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Company or of any transfer agent for the Series A Preferred Stock, and shall give written notice 15 business days prior to date of conversion to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Company shall, within five business days, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the “Conversion Date.”
c) Partial Conversion. In the event of the conversion of some but not all of the shares of Series A Preferred Stock represented by a certificate or certificates surrendered, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.
d) Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted or otherwise acquired by the Company, the shares so converted shall be canceled and shall resume the status of authorized shares of preferred stock without differentiation as to series. All such shares may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

e) Transfer Taxes. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of common stock upon conversion of any shares of Series A Preferred Stock, provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.
f) Adjustments to Conversion Rate.
i) Subdivisions, Combinations, or Consolidations of Common Stock. In the event the outstanding shares of common stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of common stock after the effective date of this Certificate of Designation, the Series A Conversion Rate in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted as more fully set forth in Section 4(f)(ii).
ii) Adjustment for Common Stock Dividends and Distributions. If the Company at any time subdivides, combines or consolidates the outstanding shares of common stock as contemplated by Section 4(f)(i), in each such event the Series A Conversion Rate that is then in effect shall be adjusted as of the time of such event by multiplying the Series A Conversion Rate then in effect by a fraction (x) the numerator of which is the total number of shares of common stock issued and outstanding immediately after the time of such subdivision, combination or consolidation, and (y) the denominator of which is the total number of shares of common stock issued and outstanding immediately prior to such subdivision, combination or consolidation.

iii) Reclassifications and Reorganizations. In the case, at any time after the date hereof, of any capital reorganization, merger or any reclassification of the stock of the Company (other than solely as a result of a stock dividend or subdivision, split-up or combination of shares), the Series A Conversion Rate then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted and the terms of the Series A Preferred Stock shall be deemed amended such that the shares of the Series A Preferred Stock shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Company or otherwise to which such holder would have been entitled if immediately prior to such reorganization or reclassification, the holder’s shares of the Series A Preferred Stock had been converted into common stock. The provisions of this Section 4(f)(iii) shall similarly apply to successive reorganizations or reclassifications.

iv) Distributions Other Than Cash Dividends Out of Retained Earnings. If the Company shall declare a cash dividend upon its common stock payable otherwise than out of retained earnings or shall distribute to holders of its common stock shares of its capital stock (other than shares of common stock and other than as otherwise would result in an adjustment pursuant to this Section 4(f)), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for common stock or other securities of the Company convertible into or exchangeable for common stock), then, in each such case, provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of common stock receivable thereupon, the amount of securities of the Company and other property which they would have received had their Series A Preferred Stock been converted into common stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities and other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4(f) with respect to the rights of the holders of the Series A Preferred Stock.
g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Rate pursuant to Section 4(f), the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments; (ii) the Series A Conversion Rate at the time in effect; and (iii) the number of shares of common stock and the amount, if any, of other securities, cash or property which at the time would be received upon the conversion of the Series A Preferred Stock.
h) Fractional Shares. Fractional shares of Series A Preferred Stock may be issued and all conversion, voting and other rights shall be applied to such fractional shares on a proportional basis; provided, however, that in lieu of any fractional shares of common stock to which the holder of Series A Preferred Stock would be entitled upon conversion or otherwise pursuant hereto, the Company shall issue to such holder, one whole share of common stock. The number of whole shares to be issuable to each holder upon such conversion shall be determined on the basis of the number of shares of common stock issuable upon conversion of the total number of shares of Series A Preferred Stock of such holder at the time converting into common stock.

5) Liquidation.

a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be distributed among the holders of the shares of Series A Preferred Stock and common stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Company.

b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company which will involve the distribution of assets other than cash, the Company shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Company shall, upon receipt of such appraiser’s valuation, give prompt written notice to each holder of shares of Series A Preferred Stock of the appraiser’s valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Company shall reasonably determine, in good faith.
5) Registration Rights. None.
6) Redemption. The holders of the Series A Preferred Stock shall return all shares to the Company after obligations of the Loan Acquisition and Forbearance Agreement with SLMI Options, LLC (the “SLMI Obligations”) are satisfied.
7) No Impairment. Except and to the extent as waived or consented to by the holder, or as otherwise provided herein, the Company shall not by any action, including, without limitation, amending its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of holders as set forth in this Certificate of Designations against impairment.

8) Loss, Theft, Destruction of Series A Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of shares of Series A Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Series A Preferred Stock, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series A Preferred Stock, new shares of Series A Preferred Stock of like tenor. The Series A Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series A Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

9) Notices. The holders of the Series A Preferred Stock shall be entitled to receive all communications sent by the Company to the holders of the common stock. Any notice required by the provisions of this Section 10 to be given to the holder of shares of the Series A Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company.
10) Severability. If any right, preference or limitation of the Series A Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.
11) Board.  The holders of the Series A Preferred Stock shall be entitled to appoint one non-voting, ex-officio director to the Board of Directors of the Company. In addition, this appointee shall have the right to serve on all committees of the Board of Directors. In the event of default, the holders of the Series A Preferred Stock shall be entitled to appoint two additional directors to the Company’s Board of Directors. Upon default, each of the three (3) appointees by the holders of the Series A Preferred Stock shall have the same voting rights as any other director serving on the Company’s Board of Directors.
12) Seniority. The Series A Preferred Stock shall be senior to any additional Series of Preferred Stock issued by the Company.

Series B Preferred Stock:
1) Designations and Amounts. The Board of Directors of the Company, pursuant to authority granted in the Articles of Incorporation, hereby creates a series of preferred stock designated as Series B Preferred Stock (the “Series B Preferred Stock”) with a stated value of $0.001 per share. The number of authorized shares constituting the Series B Preferred Stock shall be Three Hundred Thousand (300,000) shares.

2) Dividends. The holders of Series B Preferred Stock shall not be entitled to receive dividends, payable via cash or stock.

3) Voting. Except as otherwise required by law or expressly provided herein, the holders of shares of Series B Preferred Stock shall not be entitled to vote on any matters submitted to a vote of the stockholders of the Company.
4) Conversion.

a) Conversion Rate. Upon the filing of an amendment to the Company’s Articles of Incorporation, which, once effective, makes available a sufficient number of authorized but unissued and unreserved shares of common stock to permit all then outstanding shares of Series B Preferred Stock to be so converted, then, the holder of any shares of the Series B Preferred Stock shall convert any such shares into fully paid and non-assessable shares of common stock at the rate of 10.0 shares of common stock for each share of Series B Preferred Stock (“Conversion Rate”) subject to adjustment in accordance with Section 4(e).
b) Method of Conversion. Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of common stock, such holder shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Company or of any transfer agent for the Series B Preferred Stock, and shall give written notice 5 business days prior to date of conversion to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Company shall, within five business days, issue and deliver at such office to such holder of Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of common stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made, and such date is referred to herein as the “Conversion Date.”
c) Partial Conversion. In the event of the conversion of some but not all of the shares of Series B Preferred Stock represented by a certificate or certificates surrendered, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series B Preferred Stock which were not converted.
d) Status of Converted Stock. In the event any shares of Series B Preferred Stock shall be converted or otherwise acquired by the Company, the shares so converted shall be canceled and shall resume the status of authorized shares of preferred stock without differentiation as to series. All such shares may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation or in any certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.
e) Transfer Taxes. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of common stock upon conversion of any shares of Series B Preferred Stock, provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred Stock in respect of which such shares are being issued.

f) Adjustments to Conversion Rate.
i) Subdivisions, Combinations, or Consolidations of Common Stock. In the event the outstanding shares of common stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of common stock after the effective date of this Certificate of Designation, the Series B Conversion Rate in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted as more fully set forth in Section 4(f)(ii).
ii) Adjustment for Common Stock Dividends and Distributions. If the Company at any time subdivides, combines or consolidates the outstanding shares of common stock as contemplated by Section 4(f)(i), in each such event the Series B Conversion Rate that is then in effect shall be adjusted as of the time of such event by multiplying the Series B Conversion Rate then in effect by a fraction (x) the numerator of which is the total number of shares of common stock issued and outstanding immediately after the time of such subdivision, combination or consolidation, and (y) the denominator of which is the total number of shares of common stock issued and outstanding immediately prior to such subdivision, combination or consolidation.
iii) Reclassifications and Reorganizations. In the case, at any time after the date hereof, of any capital reorganization, merger or any reclassification of the stock of the Company (other than solely as a result of a stock dividend or subdivision, split-up or combination of shares), the Series B Conversion Rate then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted and the terms of the Series B Preferred Stock shall be deemed amended such that the shares of the Series B Preferred Stock shall, after such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Company or otherwise to which such holder would have been entitled if immediately prior to such reorganization or reclassification, the holder’s shares of the Series B Preferred Stock had been converted into common stock. The provisions of this Section 4(f)(iii) shall similarly apply to successive reorganizations or reclassifications.
g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series B Conversion Rate pursuant to Section 4(f), the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments; (ii) the Series B Conversion Rate at the time in effect; and (iii) the number of shares of common stock and the amount, if any, of other securities, cash or property which at the time would be received upon the conversion of the Series B Preferred Stock.

h) Fractional Shares. Fractional shares of Series B Preferred Stock may be issued and all conversion rights shall be applied to such fractional shares on a proportional basis; provided, however, that in lieu of any fractional shares of common stock to which the holder of Series B Preferred Stock would be entitled upon conversion or otherwise pursuant hereto, the Company shall issue to such holder, one whole share of common stock. The number of whole shares to be issuable to each holder upon such conversion shall be determined on the basis of the number of shares of common stock issuable upon conversion of the total number of shares of Series B Preferred Stock of such holder at the time converting into common stock.

5)Liquidation.
a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be distributed among the holders of the shares of Series A Preferred Stock, Series B Preferred Stock, and common stock, pro rata based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to common stock pursuant to the terms hereof immediately prior to such dissolution, liquidation or winding up of the Company.
b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company which will involve the distribution of assets other than cash, the Company shall promptly engage an independent appraiser to determine the fair market value of the assets to be distributed to the holders of shares of its capital stock. The Company shall, upon receipt of such appraiser’s valuation, give prompt written notice to each holder of shares of Series B Preferred Stock of the appraiser’s valuation. Any equity securities of other entities to be distributed shall be valued as follows: (i) if the common stock is listed on a national securities exchange or NASDAQ, the last sale price of the common stock in the principal trading market for the common stock on such date or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as reported by the exchange or NASDAQ, as the case may be; or (ii) if the common stock is not listed on a national securities exchange or NASDAQ, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations or, if there are no sales common stock on that date, then on the next preceding date on which there were any sales of common shares, as quoted by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations, as the case may be; or (iii) if the fair market value of the common stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Company shall reasonably determine, in good faith.
5) Registration Rights. None.
6) Redemption. None

7) No Impairment. Except and to the extent as waived or consented to by the holder, or as otherwise provided herein, the Company shall not by any action, including, without limitation, amending its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series B Preferred Stock, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of holders as set forth in this Certificate of Designations against impairment.

8) Loss, Theft, Destruction of Series A Preferred Stock Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of shares of Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Series B Preferred Stock, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series B Preferred Stock, new shares of Series B Preferred Stock of like tenor. The Series B Preferred Stock shall be held and owned upon the express condition that the provisions of this Section are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.
9) Notices. The holders of the Series B Preferred Stock shall be entitled to receive all communications sent by the Company to the holders of the common stock. Any notice required by the provisions of this Section 10 to be given to the holder of shares of the Series B Preferred Stock shall be deemed given when personally delivered to such holder or five business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company.
10) Severability. If any right, preference or limitation of the Series B Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein that can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall nevertheless remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.
11) Consideration. The consideration due Adventure prior to conversion shall be one dollar ($1.00) per Series B share payable with a non-recourse non-negotiable promissory note due on the 5 year anniversary of this Agreement and secured by the preferred shares themselves.  The conversion rights shall expire on the same 5 year anniversary, and no conversions may be exercised prior to paying the promissory note.
12) Seniority. The Series B Preferred Stock shall be senior to any additional newly issued Series of Preferred Stock except that of Series A which shall be senior to all Preferred Series

5.2   The Board of Director(s) of the Corporation may, by Restated Articles of  Incorporation, classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or term or conditions of redemption of the stock.

ARTICLE  6 – SHAREHOLDERS’ RESTRICTIVE AGREEMENT

     All of the shares of stock of this Corporation may be subject to a Shareholders’ Restrictive Agreement of containing numerous restrictions on the rights of shareholders of the Corporation and transferability of the shares of stock of the Corporation.  A copy of the Shareholders’ Restrictive Agreement, if any, is on file at the principal office of the Corporation.

ARTICLE  7 – POWERS OF CORPORATION

     The Corporation shall have the same powers as an individual to do all things necessary or convenient to carry out its business and affairs, subject to any limitations or restrictions imposed by applicable law or these Articles of Incorporation.

ARTICLE  8 – TERM OF EXISTENCE

     This Corporation shall have perpetual existence.

ARTICLE  9 – REGISTERED OWNER(s)

     The Corporation, to the extent permitted by law, shall be entitled to treat the person in whose name any share or right is registered on the books of the Corporation as the owner thereto, for all purposes, and except as may be agreed in writing by the Corporation, the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such share or right on the part of any other person, whether or not the Corporation shall have notice thereof.

ARTICLE  10 – REGISTERED OFFICE AND REGISTERED AGENT

     The initial address of registered office of this Corporation is Spiegel & Utrera, P.A., located at 1840 Southwest 22nd Street, 4th floor, Miami, Florida 33145.  The name and address of the registered agent of this Corporation is Wayne Anderson, 33 6th Street South, Suite 600, St. Petersburg, FL 33701.

ARTICLE   11 – BYLAWS

     The Board of Director(s) of the Corporation shall have power, without the assent or vote of the shareholders, to make, alter, amend or repeal the Bylaws of the Corporation, but the affirmative vote of a number of Directors equal to a majority of the number who would constitute a full Board of Director(s) at the time of such action shall be necessary to take any action for the making, alteration, amendment or repeal of the Bylaws.

ARTICLE  12 – AMENDMENT

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, or in any amendment hereto, or to add any provision to these Articles of Incorporation or to any amendment hereto, in any manner now or hereafter prescribed or permitted by the provisions of any applicable statue of the State of Florida, and all rights conferred upon shareholders in these Articles of Incorporation or any amendment hereto are granted subject to this reservation.

ARTICLE  13 – INDEMNIFICATION

     The Corporation shall indemnify a director or officer of the Corporation who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director or office was a party because the director or officer is or was a director or officer of the Corporation against reasonable attorney fees and expenses incurred by the director or officer in connection with the proceeding.  The Corporation may indemnify an individual made a party to a proceeding because the individual is or was a director, officer, employee or agent of the Corporation against liability if authorized in the specific case after determination, in the manner required by the board of directors, that indemnification of the director, officer, employee or agent, as the case may be, is permissible in the circumstances because the director, officer, employee or agent has met the standard of conduct set forth by the board of directors.  The indemnification and advancement of attorney fees and expenses for directors, officers, employees and agents of the Corporation shall apply when such persons are serving at the Corporation’s request while a director, officer, employee or agent of the Corporation, as the case may be, as a director, officer, partner, trustee, employee or agent of another foreign or domestic Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, whether or not for profit, as well as in their official capacity with the Corporation.  The Corporation also may pay for or reimburse the reasonable attorney fees and expenses incurred by a director, officer, employee or agent of the Corporation who is a party to a proceeding in advance of final disposition of the proceeding.  The Corporation also may purchase and maintain insurance on behalf of an individual arising from the individual’s status as a director, officer, employee or agent of the Corporation, whether or not the Corporation would have power to indemnify the individual against the same liability under the law.  All references in these Articles of Incorporation are deemed to include any amendment or successor thereto.  Nothing contained in these Articles of Incorporation shall limit or preclude the exercise of any right relating to indemnification or advance of attorney fees and expenses to any person who is or was a director, officer, employee or agent of the Corporation or the ability of the Corporation otherwise to indemnify or advance expenses to any such person by contract or in any other manner.  If any word, clause or sentence of the foregoing provisions regarding indemnification or advancement of the attorney fees or expenses shall be held invalid as contrary to law or public policy, it shall be severable and the provisions remaining shall not be otherwise affected.  All references in these Articles of Incorporation to “director”, “officer”, “employee”, and “agent” shall include the heirs, estates, executors, administrators and personal representatives of such persons.